Exhibit 10.1
AMENDMENT TO
LOAN DOCUMENTS

AMENDMENT TO THE LOAN DOCUMENTS (“Agreement”), dated as of June ___, 2007, by and among Manchester Securities Corporation, a New York corporation (“Manchester”), Alexander Finance, L.P. an Illinois limited partnership (“Alexander” and together with Manchester, the “Lenders”), ISCO International , Inc., a Delaware corporation (the “Company”), Spectral Solutions, Inc., a Colorado corporation (“Spectral”) and Illinois Superconductor, a Canada corporation, an Ontario corporation (“ISCO Canada” and together with Spectral, the “Guarantors”).

W I T N E S S E T H

WHEREAS, pursuant to a certain Third Amended and Restated Loan Agreement, dated as of November 10, 2004, as amended (the “Loan Agreement”), by and among the Lenders and the Company, the Lenders have provided loan commitments to the Company in the aggregate principal amount of $8,500,000 which are due August 1, 2007;

WHEREAS, to evidence borrowing made under the Loan Agreement (and its predecessor agreements), the Company has issued notes (the “Notes”) to the Lenders;

WHEREAS, the Notes and certain other obligations have been guaranteed by the Guarantors, who are subsidiaries of the Company, each such guaranty being made pursuant to separate Fourth Amended and Restated Guaranties dated as of June 21, 2006, as amended (the “Guaranties”);

WHEREAS, the Notes and certain other obligations have been secured by the assets of the Company and the Guarantors pursuant to a certain Fourth Amended and Restated Security Agreement, dated as of June 22, 2006, as amended, by and among the Company, the Lenders and the Guarantors (the “Security Agreement”, and together with this Agreement, the Loan Agreement, the Notes, and the Guaranties, the “Loan Documents”);

WHEREAS, the parties desire that the terms of the Loan Documents be modified by (i) extending the Maturity Date of the Notes to August 1, 2009, (ii) reducing the interest rate on the Notes from 9% to 7%, and (iii) provide that all the Notes will be convertible into shares of the Company’s common stock (“Conversion Shares”), on the terms and conditions set forth herein;

WHEREAS, in connection with the entering into this Agreement to the Loan Documents by the parties hereto, the Lenders will convert $750,000 in principal amount outstanding under the Notes each holds into shares of Common Stock (the “Initial Conversion Shares”) immediately upon execution by the respective parties of this Agreement to the Loan Documents, the Amended and Restated Notes (as defined below) and the Registration Rights Agreement (as defined below) at a conversion price of $0.18 per share, the 10 day volume weighted average closing price of the Company’s Common Stock on the American Stock Exchange (“AMEX”) as of June 21, 2007; and

WHEREAS, pursuant to the Registration Rights Agreement, dated as of the date hereof and in the form and such substance of Exhibit A hereto (the “Registration Rights Agreement”), the Company shall register for resale under the Securities Act of 1933, as amended (the “Securities Act”), the Initial Conversion Shares and the Conversion Shares, subject to the terms and conditions set forth in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used and not defined herein shall have the meaning set forth in the Loan Agreement):

1.  Amendment of Notes.  Each of the Notes issued under the Loan Agreement shall be amended and restated in the form of the Amended and Restated Note (“Amended and Restated Note”) attached hereto as Exhibit B and to reflect, among other things, the following: (a) the Termination Date and Maturity Dates (as defined in each of the Notes) for all the Notes shall be extended from August 1, 2007 to August 1, 2009, (b) the interest rate on each of the Notes shall be reduced from 9% to 7% per annum, subject to the terms and conditions under the Amended and Restated Notes, (c) the aggregate principal amount outstanding under the Notes held by each Lender immediately prior to the execution of this Agreement shall be reduced by $750,000 on account of the acquisition of the Initial Conversion Shares as set forth in Section 2 below, and (d) the aggregate principal amount outstanding on each of the Notes, together with all accrued by unpaid interest thereon, shall be convertible into Conversion Shares of the Company on the terms and conditions set forth in the Amended and Restated Notes.  Upon execution of this Agreement and issuance of the Amended and Restated Notes, all documents and certificates evidencing the previously issued Notes shall be immediately, and without any further action on the part of the Company or the Lenders, cancelled and of no further force and effect.

2.  Conversion of Notes.  Immediately upon execution by the respective parties of this Agreement and to the Registration Rights Agreement, and the issuance of the Amended and Restated Notes, each of the Lenders will convert $750,000 in principal amount outstanding under the Notes it holds into the Initial Conversion Shares at a conversion price of $0.18 per share, the 10-day volume weighted average closing price of the Company’s Common Stock on AMEX as of June 21, 2007.

3.  Amendment of Loan Agreement.  The Loan Agreement is hereby amended by modifying the terms and references to the Original Note, New Note, July 2004 Note and November 2004 Note (all as defined therein) in accordance with this Agreement.

4.  Amendment of Security Agreement and Guaranties.

(a)  The Security Agreement is hereby amended by modifying the term “Obligations,” as defined in Section 2 of the Security Agreement, to refer to the Loan Agreement, 2002 Notes, 2003 Notes, July 2004 Notes, November 2004 Notes and Restated Guaranties (all as defined therein) as modified by this Agreement.

(b)  Each of the Guaranties is modified such that the definition of “Obligations” in Section 1(a) thereof, is hereby amended to include the Notes, the Loan Agreement and Security Agreement (as such terms are defined in the Guaranties) as amended by this Agreement.

5.  Registration Rights Agreement.  The Company and Lenders shall execute and deliver the Registration Rights Agreement as of the date hereof.

6.  Representations; Warranties and Covenants.

(a)  The Company hereby restates the representations in Section 2.1 of the Loan Agreement and Section 3 of the Security Agreement, as of the date hereof (other than the representation in Section 2.1(g) of the Loan Agreement, which is made as of the date of the Loan Agreement).  The Guarantors hereby restate their respective representations in Section 3 of the Security Agreement and Section 8 of the Guaranties, as of the date hereof.  The Lenders hereby restate their representations in Section 2.2 of the Loan Agreement, as of the date hereof.

(b)  The Company also represents and warrants that:

(i) Upon issuance in accordance with this Agreement, the Initial Conversion Shares will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes (other than transfer taxes where the Notes have been transferred and other than any taxes due because of actions by a Lender), liens and charges with respect to the issue thereof and the holders of such Initial Conversion Shares shall be entitled to all rights and preferences accorded to a holder of  shares of the Company’s common stock.

(ii) Assuming (without any independent investigation or verification by or on behalf of the Company) the accuracy of the representations and warranties of the Lenders set forth in the Loan Agreement, the issuance of the amended and restated Notes are exempt from registration under Section 5 of the Securities Act.  Neither the Company nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

(c)  The Company agrees to use its best efforts to obtain within one (1) year from the date hereof the requisite stockholder and AMEX approvals described in the Amended and Restated Notes, as well as AMEX’s approval for the listing of the Initial Conversion Shares on AMEX.

(d)  The Company further agrees that upon obtaining the requisite stockholder and AMEX approvals described in the Amended and Restated Notes and upon issuance in accordance with this Agreement, the Loan Agreement, and the terms of the Amended and Restated Notes, the Conversion Shares into which the Amended and Restated Notes are convertible will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes (other than transfer taxes where the Amended and Restated Notes have been transferred and other than any taxes due because of actions by a Lender), liens and charges with respect to the issue thereof and the holders of such Conversion Shares shall be entitled to all rights and preferences accorded to a holder of  shares of the Company’s Common Stock

7.  Stock Legends.  Each Lender agrees to the imprinting, so long as is required by this Section 5, of the following legend on its Amended and Restated Notes, the Initial Conversion Shares and Conversion Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Initial Conversion Shares and Conversion Shares shall not contain the legend set forth above if the issuance thereof occurs at any time while the registration statement (“Registration Statement”) filed pursuant to the Registration Rights Agreement is effective under the Securities Act, or in the event that the Initial Conversion Shares and Conversion Shares may be sold pursuant to Rule 144(k) under the Securities Act.  The Company agrees that it will provide each Lender, upon request, with a certificate or certificates representing Initial Conversion Shares or Conversion Shares free from such legend at such time as such legend is no longer required hereunder.  Each Lender agrees that, in connection with any transfer of Initial Conversion Shares or Conversion Shares by it pursuant to an effective registration statement under the Securities Act, it will comply with the prospectus delivery requirements of the Securities Act provided copies of a current prospectus relating to such effective registration statement are or have been supplied to such Lender.

8.  Press Release.  The Company and the Lenders shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither the Company nor any Lender shall issue any such press release or otherwise make any such public statement without the prior consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

9.  Miscellaneous.

(a)           As modified hereby, the Loan Documents shall remain in full force and effect.

(b)           The Company shall, upon request of the Lenders, reimburse them for their legal expenses incurred in the preparation of this Agreement and for related transactions.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

ISCO INTERNATIONAL, INC.

By:
Name:                 John Thode
Title:                 Chief Executive Officer

SPECTRAL SOLUTIONS, INC.

By:
Name:
Title:

ILLINOIS SUPERCONDUCTOR CANADA CORPORATION

By:
Name:
Title:

MANCHESTER SECURITIES CORPORATION

By:
Name:                 Elliot Greenberg
Title:                 Vice President

ALEXANDER FINANCE, L.P.

By:
Name:
Title:

                  JRAPP\120192.6           - 6/26/07

COLLATERAL AGENT
UNDER SECURITY AGREEMENT:

MANCHESTER SECURITIES CORPORATION

By:
Name:                 Elliot Greenberg
Title:                 Vice President

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EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

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EXHIBIT B

FORM OF AMENDED AND RESTATED NOTE

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